Exhibit 99.1

The Bancorp, Inc. Reports Fourth Quarter and Fiscal 2014 Financial Results

Wilmington, DE – January 29, 2015 – The Bancorp, Inc. ("Bancorp") (NASDAQ: TBBK), a financial holding company, today reported financial results for the fourth quarter and fiscal 2014.

 Bancorp reported a net loss from continuing operations of $537,000 for fourth quarter 2014 compared to net income of $4.8 million from continuing operations in fourth quarter 2013, and respective diluted loss per share of $0.01 and earnings per share of $0.12.  Year to date net income from continuing operations was $8.8 million in 2014 compared to $14.2 million in 2013, and respective diluted earnings per share was $0.23 and $0.37.  Pre tax loss from continuing operations amounted to $3.3 million for fourth quarter 2014, and reflected $3.9 million of Bank Secrecy Act (“BSA”) and look back consulting expenses. Income from continuing operations does not include any income which would result upon the reinvestment of the proceeds of the planned sale of approximately $900 million of commercial and residential loans in the Bank’s discontinued operations.

Financial Highlights

Continuing Operations:

•	34% increase in net interest income to $15.8 million compared to $11.8 million in fourth quarter 2013.

•	8% increase in prepaid card fees to $12.6 million compared to $11.7 million in fourth quarter 2013.

•	27% increase in card processing and ACH fees to $1.4 million compared to $1.1 million in fourth quarter 2013.

•	Increases over prior year targeted loan balances: SBA 43%, SBLOC 44%, Leasing 11%.

•	Loans and CMBS loans held for sale in continuing operations totaled $1.1 billion at December 31, 2014.

•	Tax equivalent yield on earning assets increased to 2.58% compared to 2.20% in fourth quarter 2013.

•	Tier one capital to assets, tier one capital to risk assets and total capital to risk assets were 8.04%, 12.58% and 12.71%, compared to well capitalized minimums of 5%, 6% and 10%.

Frank M. Mastrangelo, Bancorp’s Chief Executive Officer, said, “Fourth quarter results reflect both challenges and progress in transitioning the bank’s business. BSA related consulting expenses, investments in personnel, a volatile CMBS market, and an increase in our FDIC insurance assessment contributed to a loss for the quarter. In the fourth quarter, our FDIC insurance expense increased approximately $1 million over the prior quarter. While reductions in that expense are dependent upon future FDIC evaluations of the Bank, the BSA new hires and consulting expenses reflect our intense efforts toward satisfying all BSA regulatory requests. We believe we are making progress.  Additionally, the fourth quarter was absent a previous contributor to earnings in gains on the sale of loans to secondary CMBS markets, due to volatility in these markets which the Bank had not previously experienced. The volatility has since subsided and we look forward to a return to the level of contribution in prior periods. For the year, gain on such sales still amounted to $12.5 million, net of the fourth quarter $926,000 loss.  As a result of our greater emphasis on our targeted specialty lending, those segments have experienced substantial year over year growth as follows: SBA 43%, SBLOC (Security Backed Lines of Credit) 44% and Leasing 11%.  Prior to year end and with the assistance of advisors, we sold a portion of the discontinued loan portfolio to an entity managed by an independent investor, which contributed $16 million to that entity.   The loans had a principal balance of $267.6 million and had previously been marked to $213.5 million with an additional $3.9 million loss recognized upon the sale. The Bank retains a 49% interest in the purchaser and provided financing of two notes. The first was for $178.2 million of notes at 1.5% and the second was for $15.4 million of subordinate notes at 10% per year and both mature in December, 2024.  We continue to work with intermediaries to sell our approximate $900 million discontinued loan portfolio so that sales proceeds may be reinvested in our continuing operations, including our targeted lending segments and investment securities.

Book value at December 31, 2014 amounted to $9.44 compared to $9.53 at December 31, 2013. The Bank remains well capitalized.”

Financial Results

Bancorp reported a net loss from continuing operations of $537,000 for fourth quarter 2014 compared to net income of $4.8 million from continuing operations in fourth quarter 2013, and respective diluted loss per share of $0.01 and earnings per share of $0.12.  After discontinued operations, Bancorp reported net loss to common shareholders for the three months ended December 31, 2014 of $2.2 million, or loss per share of $0.06, based on 37,708,862 weighted average shares outstanding, compared to net income available to common shareholders of $7.3 million, or diluted earnings per share of $0.19, based on 38,349,802 weighted average diluted shares outstanding, for the three months ended December 31, 2013.

Conference Call Webcast

You may access the LIVE webcast of Bancorp's Quarterly Earnings Conference Call at 8:30 AM EDT Friday, January 30, 2015 by clicking on the webcast link on Bancorp's homepage at www.thebancorp.com. Or, you may dial 866.318.8612, access code 14154902.  You may listen to the replay of the webcast following the live call on Bancorp's investor relations website or telephonically until Friday, February 6, 2015 by dialing 888.286.8010, access code 63783831.

About Bancorp

The Bancorp, a leading provider of private-label banking and technology solutions for non-bank companies in the U.S., delivers a wide range of banking services to its customers, including the issuance of prepaid and debit cards, ACH payments, private label banking, healthcare accounts, and merchant payment processing.  The Bancorp also engages in specialty lending, such as automobile-fleet leasing, the origination and sale of commercial real estate loans, Small Business Administration (“SBA”) lending and security backed lines of credit. With operations in the U.S. and now in Europe, The Bancorp is dedicated to setting a new standard in financial services and payments innovation.  Since its formation in 2000, The Bancorp has become the leading issuer of prepaid cards, a National Preferred SBA Lender, a top custodian of Health Savings Accounts, a top ACH Originator, and one of the nation’s largest credit card transaction acquirers. For more information please visit www.thebancorp.com.

Forward-Looking Statements

Statements in this earnings release regarding The Bancorp, Inc.’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including but not limited to the words “may,” “believe,” “will,” “expect,” “look,” “anticipate,” “estimate,” “continue,” or similar words.  For further discussion of the risks and uncertainties to which these forward-looking statements may be subject, see The Bancorp, Inc.’s filings with the SEC, including the “Risk Factors” sections of The Bancorp Inc.’s filings. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. Contact
Andres Viroslav
215-861-7990
aviroslav@thebancorp.com

The Bancorp, Inc.
Financial highlights
(unaudited)
	Three months ended		Year ended
	December 31,		December 31,
	2014	2013	2014	2013
	(dollars in thousands except per share data)
Condensed income statement
Net interest income	$15,818	$11,826	$59,936	$41,149
Provision for loan and lease losses	150	(220)	3,570	241
Non-interest income
Service fees on deposit accounts	2,020	1,504	6,166	4,800
Card payment and ACH processing fees	1,413	1,106	5,402	4,046
Prepaid card fees	12,614	11,657	51,287	45,339
Gain (loss) on sale of loans	(926)	4,560	12,542	17,225
Gain on sales of investment securities	85	1,104	450	1,889
Other than temporary impairment of investment securities	-	-	-	(20)
Leasing income	663	707	2,899	2,560
Debit card income	383	337	1,679	892
Affinity fees	745	558	2,596	2,986
Other non-interest income	638	243	1,855	2,179
Total non-interest income	17,635	21,776	84,876	81,896
Non-interest expense
Bank Secrecy Act and lookback consulting expenses	3,883	-	8,801	-
Other non-interest expense	32,684	27,126	125,830	101,817
Total non-interest expense	36,567	27,126	134,631	101,817
Income (loss) from continuing operations before income tax expense	(3,264)	6,696	6,611	20,987
Income tax expense (benefit)	(2,727)	1,943	(2,154)	6,797
Net income (loss) from continuing operations	(537)	4,753	8,765	14,190
Net income (loss) from discontinued operations, net of tax	(1,654)	2,571	(27,125)	10,920
Net income (loss) available to common shareholders	$(2,191)	$7,324	$(18,360)	$25,110

Net income (loss) per share from continuing operations - basic	$(0.01)	$0.13	$0.23	$0.38
Net income (loss) per share from discontinued operations - basic	$(0.04)	$0.07	$(0.72)	$0.29
Net income (loss) per share - basic	$(0.06)	$0.20	$(0.49)	$0.67

Net income (loss) per share from continuing operations - diluted	$(0.01)	$0.12	$0.23	$0.37
Net income (loss) per share from discontinued operations - diluted	$(0.04)	$0.07	$(0.72)	$0.29
Net income (loss) per share - diluted	$(0.06)	$0.19	$(0.49)	$0.66
Weighted average shares - basic	37,708,862	37,521,647	37,701,306	37,425,197
Weighted average shares - diluted	37,708,862	38,349,802	37,701,306 (a)	38,121,084

a) For net income per share from continuing operations - diluted weighted averages shares total 38,329,744.

Balance sheet	December 31,	September 30,	June 30,	December 31,
	2014	2014	2014	2013
	(dollars in thousands)
Assets:
Cash and cash equivalents
Cash and due from banks	$8,665	$9,913	$13,288	$31,890
Interest earning deposits at Federal Reserve Bank	1,059,320	430,117	441,422	1,196,515
Securities sold under agreements to resell	46,250	55,450	15,906	7,544
Total cash and cash equivalents	1,114,235	495,480	470,616	1,235,949

Investment securities, available-for-sale, at fair value	1,493,639	1,442,049	1,459,626	1,253,117
Investment securities, held-to-maturity	93,765	96,951	97,130	97,205
Loans held for sale, at fair value	217,080	136,115	154,474	69,904
Loans, net of deferred fees and costs	879,533	866,765	812,164	655,320
Allowance for loan and lease losses	(3,638)	(4,390)	(4,082)	(2,163)
Loans, net	875,895	862,375	808,082	653,157
Federal Home Loan Bank & Atlantic Central Bankers Bank stock	1,002	3,409	3,409	3,209
Premises and equipment, net	17,697	17,536	16,236	15,659
Accrued interest receivable	11,251	11,272	10,692	8,747
Intangible assets, net	6,228	6,573	6,988	7,612
Other real estate owned	-	725	-	-
Deferred tax asset, net	22,019	41,601	24,606	30,415
Investment in unconsolidated entity	193,595	-	-	-
Assets held for sale	926,278	1,143,380	1,227,215	1,299,914
Other assets	45,305	39,046	36,090	31,177
Total assets	$5,017,989	$4,296,512	$4,315,164	$4,706,065

Liabilities:
Deposits
Demand and interest checking	$4,152,143	$3,412,593	$3,424,719	$3,585,241
Savings and money market	247,008	241,518	226,085	434,834
Time deposits	-	24	24	142
Time deposits, $100,000 and over	-	-	-	100
Total deposits	4,399,151	3,654,135	3,650,828	4,020,317

Securities sold under agreements to repurchase	19,414	21,496	17,481	21,221
Subordinated debenture	13,401	13,401	13,401	13,401
Liabilities held for sale	223,154	227,898	231,587	253,203
Other liabilities	6,838	23,192	29,373	38,319
Total liabilities	$4,661,958	$3,940,122	$3,942,670	$4,346,461

Shareholders' equity:
Common stock - authorized, 50,000,000 shares of $1.00 par value; 37,808,862 and 37,720,945 shares issued at December 31, 2014 and 2013, respectively	37,809	37,809	37,809	37,721
Treasury stock (100,000 shares)	(866)	(866)	(866)	(866)
Additional paid-in capital	297,987	297,122	296,523	294,576
Retained earnings	8,766	10,957	27,762	27,615
Accumulated other comprehensive income	12,335	11,368	11,266	558
Total shareholders' equity	356,031	356,390	372,494	359,604

Total liabilities and shareholders' equity	$5,017,989	$4,296,512	$4,315,164	$4,706,065

Average balance sheet and net interest income	Three months ended December 31, 2014			Three months ended December 31, 2013
(dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs **	$1,036,760	$9,869	3.81%	$670,385	$7,070	4.22%
Leases - bank qualified*	16,341	229	5.61%	18,680	243	5.20%
Investment securities-taxable	1,014,491	4,859	1.92%	886,975	4,654	2.10%
Investment securities-nontaxable*	530,431	4,843	3.65%	352,756	2,820	3.20%
Interest earning deposits at Federal Reserve Bank	504,612	332	0.26%	846,148	547	0.26%
Federal funds sold/securities purchased under agreement to resell	49,250	167	1.36%	39,610	146	1.47%
Net interest earning assets	3,151,885	20,299	2.58%	2,814,554	15,480	2.20%

Allowance for loan and lease losses	(8,028)			(2,320)
Assets held for sale	1,234,255	11,161	3.62%	1,342,093	13,738	4.09%
Other assets	64,904			107,400
	$4,443,016			$4,261,727

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$3,564,952	$2,272	0.25%	$3,083,382	$2,043	0.27%
Savings and money market	232,490	286	0.49%	380,799	409	0.43%
Total deposits	3,797,442	2,558	0.27%	3,464,181	2,452	0.28%

Repurchase agreements	18,191	13	0.29%	21,103	15	0.28%
Subordinated debt	13,401	135	4.03%	13,401	115	3.43%
Total deposits and interest bearing liabilities	3,829,034	2,706	0.28%	3,498,685	2,582	0.30%

Liabilities held for sale	238,709	100	0.17%	375,284	162	0.17%
Other liabilities	20,868			32,012
Total liabilities	4,088,611			3,905,981

Shareholders' equity	354,405			355,746
	$4,443,016			$4,261,727
Net interest income on tax equivalent basis*		$28,654			$26,474

Tax equivalent adjustment		1,775			1,072

Net interest income		$26,879			$25,402
Net interest margin *			2.62%			2.54%

* Full taxable equivalent basis using a 35% statutory tax rate.
** Includes loans held for sale.

Average balance sheet and net interest income	Year ended December 31, 2014			Year ended December 31, 2013
(dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs **	$903,681	$35,849	3.97%	$626,158	$27,048	4.32%
Leases - bank qualified*	17,400	938	5.39%	16,209	910	5.61%
Investment securities-taxable	1,031,584	20,662	2.00%	811,440	15,999	1.97%
Investment securities-nontaxable*	477,384	17,454	3.66%	246,490	7,320	2.97%
Interest earning deposits at Federal Reserve Bank	720,240	1,792	0.25%	931,468	2,328	0.25%
Federal funds sold/securities purchased under agreement to resell	33,814	462	1.37%	34,589	425	1.23%
Net interest-earning assets	3,184,103	77,157	2.42%	2,666,354	54,030	2.03%

Allowance for loan and lease losses	(3,521)			(2,320)
Assets held for sale	1,251,834	49,891	3.99%	1,348,599	55,400	4.11%
Other assets	115,003			95,629
	$4,547,419			$4,108,262

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$3,568,481	$8,996	0.25%	$2,971,014	$7,766	0.26%
Savings and money market	261,757	1,259	0.48%	357,342	1,632	0.46%
Total deposits	3,830,238	10,255	0.27%	3,328,356	9,398	0.28%

Short-term borrowings	5	-	0.00%	-	-	0.00%
Repurchase agreements	17,496	50	0.29%	18,442	54	0.29%
Subordinated debt	13,401	478	3.57%	13,401	548	4.09%
Total deposits and interest bearing liabilities	3,861,140	10,783	0.28%	3,360,199	10,000	0.30%

Liabilities held for sale	290,883	512	0.18%	375,170	768	0.20%
Other liabilities	17,692			25,226
Total liabilities	4,169,715			3,760,595

Shareholders' equity	377,704			347,667
	$4,547,419			$4,108,262
Net interest income on tax equivalent basis*		115,753			98,662

Tax equivalent adjustment		6,437			2,880

Net interest income		$109,316			$95,782
Net interest margin *			2.60%			2.44%

* Fully taxable equivalent basis using a 35% statutory tax rate
** Includes loans held for sale.

Allowance for loan and lease losses:	Year ended
	December 31,	December 31,
	2014	2013
	(dollars in thousands)

Balance in the allowance for loan and lease losses at beginning of period (1)	$2,163	$2,381

Loans charged-off:
SBA non real estate	307	44
Direct lease financing	323	30
SBLOC	3	-
Other consumer loans	1,521	446
Total	2,154	520

Recoveries:
SBA non real estate	12	-
Direct lease financing	25	8
Other consumer loans	22	53
Total	59	61
Net charge-offs	2,095	459
Provision charged to operations	3,570	241

Balance in allowance for loan and lease losses at end of period	$3,638	$2,163
Net charge-offs/average loans	0.23%	0.07%
Net charge-offs/average assets	0.05%	0.01%
(1) Excludes activity from assets held for sale

Loan portfolio:	December 31,	September 30,	June 30,	December 31,
	2014	2014	2014	2013
	(dollars in thousands)

SBA non real estate	$62,425	$61,363	$59,029	$53,324
SBA commercial mortgage	82,317	95,492	90,316	75,666
SBA construction	20,392	16,472	9,936	51
Total SBA loans	165,134	173,327	159,281	129,041
Direct lease financing	194,464	201,825	185,877	175,610
SBLOC	421,862	399,153	367,353	293,109
Other specialty lending	46,990	34,716	38,416	67
Other consumer loans	42,743	49,344	53,068	52,594
	871,193	858,365	803,995	650,421
Unamortized loan fees and costs	8,340	8,400	8,169	4,899
Total loans, net of deferred loan fees and costs	$879,533	$866,765	$812,164	$655,320

Small business lending portfolio:	December 31,	September 30,	June 30,	December 31,
	2014	2014	2014	2013
	(dollars in thousands)

SBA loans, net of deferred fees and costs	172,660	180,991	166,139	133,401
SBA loans included in HFS	38,704	31,332	25,174	14,708
Total SBA loans	$211,364	$212,323	$191,313	$148,109

Capital Ratios	Tier 1 capital	Tier 1 capital	Total capital
	to average assets	to risk-weighted assets	to risk-weighted assets
As of December 31, 2014
Bancorp	8.04%	12.58%	12.71%
The Bancorp Bank	7.25%	11.67%	11.81%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

As of December 31, 2013
Bancorp	8.58%	14.57%	15.83%
The Bancorp Bank	6.72%	11.40%	12.66%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

	Three months ended		Year ended
	December 31,		December 31,
	2014	2013	2014	2013
Selected operating ratios:
Return on average assets (annualized)	nm	0.68%	nm	0.61%
Return on average equity (annualized)	nm	8.17%	nm	7.22%
Net interest margin	2.62%	2.54%	2.60%	2.44%
Book value per share	$9.44	$9.53	$9.44	$9.53

	December 31,	September 30,	June 30,	December 31,
	2014	2014	2014	2013
Asset quality ratios:
Nonperforming loans to total loans (1)	0.23%	0.55%	0.43%	0.25%
Nonperforming assets to total assets (1)	0.04%	0.13%	0.08%	0.03%
Allowance for loan and lease losses to total loans	0.41%	0.51%	0.50%	0.33%

Nonaccrual loans	$1,907	$4,495	$3,413	$1,524
Other real estate owned	-	725	-	-
Total nonperforming assets	$1,907	$5,220	$3,413	$1,524

Loans 90 days past due still accruing interest	$149	$264	$119	$110

(1) Nonperforming loan and asset ratios include nonaccrual loans and loans 90 days past due still accruing interest.

	Three months ended
	December 31,	September 30,	June 30,	December 31,
	2014	2014	2014	2013
Gross dollar volume (GDV):
Prepaid card GDV	$9,119,682	$9,323,312	$10,025,213	$7,720,554